UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 27th, 2008
CHIEF CONSOLIDATED MINING COMPANY
(Exact Name of Issuer as Specified in Charter)

Arizona (State or Other Jurisdiction of Incorporation or Organization)	001-01761 (Commission File Number)	87-0122295 (I.R.S. Employer Identification Number)

890-999 West Hastings Street Vancouver BC Canada (Address of Principal Executive Offices)	V6C 2W2 (Zip Code)
604-682-2168
(Registrant’s Telephone Number, Including Area Code)
1629 Locust Street, Philadelphia, PA
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election if Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES
Item 5.02. Departure of Directors or Certain Officers; Election if Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On October 27th, 2008, Mr. Paul Eagland was appointed as President and Mr. Ray Welt and Mr. Alan Wright were appointed as members of the Board of Directors of Chief Consolidated Mining Company (the “Company”). In addition to these appointments the Company’s Board of Directors constituted Board of Directors subcommittees as follows:
1.	Audit Committee to consist of Mr. Ray Welt, Dr. Tom Sawyer and Mr. Alan Wright.

2.	Corporate Governance Committee to consist of Mr. Ray Welt, Dr. Tom Sawyer and Mr. Alan Wright.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIEF CONSOLIDATED MINING COMPANY
Date: November 3, 2008	By:	/s/ Paul Eagland
		Name:	Paul Eagland
		Title:	President